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                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                  ___________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                              February 2, 1995



                              HECLA MINING COMPANY
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
________________________________________________________________________________
                 (State or other jurisdiction of incorporation)


        1-8491                                              82-0126240
________________________________________________________________________________
(Commission File Number)                      (IRS Employer Identification No.)



6500 MINERAL DRIVE
COEUR d'ALENE, IDAHO                                        83814-8788
________________________________________________________________________________
(Address of principal executive offices)                    (Zip Code)



                                 (208) 769-4100
________________________________________________________________________________
                        (Registrant's Telephone Number)
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Item 5.  Other Events.
         -------------

         On February 2, 1995, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits.
         ------------------------------------------------------------------

         Exhibit A - Press Release dated February 2, 1995.


                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           HECLA MINING COMPANY



                                           By:/s/ Michael B. White
                                              -------------------------------
                                              Name:   Michael B. White
                                              Title:  Vice President - General
                                                        Counsel and Secretary

Dated:  February 7, 1995
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                                EXHIBIT INDEX
                                -------------


Exhibit A - Press Release dated February 2, 1995.